UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2008 (November 1, 2008)

CPG INTERNATIONAL INC.

(Exact name of registrant as specified in its charter)

Delaware	333-134089	20-2779385
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

801 Corey Street, Scranton, Pennsylvania	18505
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (570) 558-8000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)       On November 1, 2008, Shivanandan A. Dalvie and Glenn M. Fischer resigned from the board of directors of CPG International Inc. (the “Company”). Messrs. Dalvie and Fischer resigned to pursue other professional roles at AEA Investors LLC, the Company’s principal equityholder. The board of directors of the Company does not intend to fill the vacancies created as a result of the resignations by Messrs. Dalvie and Fischer at this time.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CPG International Inc.
	By:	/s/ ERIC K. JUNGBLUTH
Dated: November 5, 2008		Eric K. Jungbluth
President and Chief Executive Officer